Prospectus Supplement	September 30, 2014

Putnam Emerging Markets Income Fund Prospectus dated March 30, 2014

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective November 30, 2014, the first sentence of the second paragraph in the section What are the fund’s main investment strategies and related risks? is replaced with the following:

Under normal circumstances, we invest at least 80% of the fund’s net assets in debt securities of issuers in emerging markets, emerging market currencies, and other currency-related, derivative, or debt investments that are tied economically to emerging markets.

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